UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 17, 2009

SofTech, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10665	04-2453033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

59 Composite Way, Suite 401,

Lowell, MA 01851

 (Address of principal executive offices)

(978) 513-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 17, 2009, the Registrant issued a press release (the “Press Release”) reporting its financial results and Earnings before Interest, Taxes, Depreciation and Amortization (a non-GAAP financial measure) for the third quarter of fiscal year 2009.  The foregoing is qualified by reference to the Press Release which is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.

Exhibit 99.1.	Press Release issued by Registrant April 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SofTech, Inc.

Date: April 17, 2009	By:	/s/ Amy E. McGuire
	Name:	Amy E. McGuire
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Registrant April 17, 2009

4